Vanguard Funds

Supplement Dated June 5, 2024, to the Prospectuses

Important Changes to the Funds

In March 2024, the Board of Trustees of Vanguard Municipal Cash Management Fund (MCMT) approved (1) the reclassification of MCMT from an institutional tax-exempt money market fund to a short-term municipal bond fund, and (2) MCMT's name change to Vanguard Municipal Low Duration Fund.

Prospectus Text Changes

Under the "Cash Management" heading, the following replaces the first sentence:

The Fund's (for Vanguard Variable Insurance Funds, "The Portfolio's") daily cash balance may be invested in Vanguard Market Liquidity Fund, a low-cost money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund).

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